                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                              (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                              SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                        SCHRODER ASIAN GROWTH FUND, INC.
                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019

                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 3, 1997

TO THE STOCKHOLDERS OF
SCHRODER ASIAN GROWTH FUND, INC.:

    Notice is hereby given that the 1997 Annual Meeting of Stockholders (the "Meeting") of Schroder Asian Growth Fund, Inc., a Maryland corporation (the "Fund"), will be held at 787 Seventh Avenue, Fourth Floor Auditorium, New York, New York 10019, on Tuesday, June 3, 1997, at 2:30 p.m. for the following purposes:

        (1) To elect one director of the Fund to hold office until the 1998 Annual Meeting of Stockholders and until her successor is elected and qualifies; and to elect two directors of the Fund to hold office until the 2000 Annual Meeting of Stockholders and until their respective successors are elected and qualify;

        (2) To consider and act upon a proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the Fund for its fiscal year ending October 31, 1997; and

        (3) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

    The Board of Directors of the Fund has fixed the close of business on April 8, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.

    You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. Your vote is important. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                              By Order of the Board of Directors

                                                           [LOGO]

                                                 Margaret H. Douglas-Hamilton
                                                      Secretary

New York, New York
Dated: April 17, 1997

                      [THIS PAGE INTENTIALLY LEFT BLANK.]

                                PROXY STATEMENT
                        SCHRODER ASIAN GROWTH FUND, INC.
                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 3, 1997
                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Schroder Asian Growth Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1997 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at 787 Seventh Avenue, Fourth Floor Auditorium, New York, New York 10019, on Tuesday, June 3, 1997, at 2:30 p.m. The approximate mailing date of this Proxy Statement is April 17, 1997.

    The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in their discretion in accordance with their best judgment.

    Pursuant to the terms and conditions set forth in the Fund's Offer to Purchase dated February 19, 1997, the Fund repurchased 3,500,000 of its shares through a tender offer conducted during the first calendar quarter of 1997, leaving 16,107,100 shares issued and outstanding. Following the expiration of the tender offer on March 20, 1997, the Board of Directors determined, consistent with its obligations as set forth in the Fund's prospectus dated December 22, 1993, that it would be appropriate to take steps to give stockholders the opportunity to vote on possible alternatives to annual tender offers as a means of addressing the shares' market price discount to net asset value, including the option of converting to open-end status. Subsequent to the Meeting, the Board of Directors will convene to consider what specific proposals will be put before the stockholders early in the third quarter of 1997. Accordingly, no further information about the proposals will be available until after such meeting of the Board. Proxy materials relating to such special meeting will be distributed separately to stockholders.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. In the absence of instructions to the contrary, proxies will be voted as recommended by the Board of Directors. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above, by properly executing and delivering a later dated proxy, or by voting in person at the Meeting.

    The Board of Directors has fixed the close of business on April 8, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Stockholders will be entitled to one vote for each share of

Common Stock, par value $0.01 per share ("Common Stock"), held on the record date, on each matter submitted to a vote at the Meeting, with no shares having cumulative voting rights.

    As of April 8, 1997, the Fund had outstanding 16,107,100 shares of Common Stock. To the knowledge of the management of the Fund, no person owned beneficially more than 5% of the Fund's outstanding shares of Common Stock at such date.

                             ELECTION OF DIRECTORS

    In the absence of contrary instructions, the persons named on the enclosed proxy card intend to vote all proxies (a) for the nominee listed below as a Class III director of the Fund to serve until the 1998 Annual Meeting of Stockholders and until her successor is elected and qualifies, and (b) for the election of the two nominees listed below as Class II directors of the Fund to serve until the 2000 Annual Meeting of Stockholders and until their respective successors are elected and qualify. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in any event of such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

    The Board of Directors is divided into three classes. Peter E. Guernsey and
I. Peter Sedgwick serve as Class I directors for terms expiring at the 1999 Annual Meeting of Stockholders. John I. Howell and David M. Salisbury serve as Class II directors for terms expiring at the 1997 Annual Meeting of Stockholders and each has been nominated to serve for a further three-year term expiring at the 2000 Annual Meeting of Stockholders. William L. Means and Madelon DeVoe Talley serve as Class III directors for terms expiring at the 1998 Annual Meeting of Stockholders. Effective January 15, 1997, Laura E. Luckyn-Malone resigned as President and a Class III director of the Fund. On January 16, 1997, the remaining directors, including a nominating committee comprised of all of the directors who are not "interested persons" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), elected Louise Croset to fill such vacancies in the office of President and as a Class III director. Accordingly, Ms. Croset has been nominated to serve as a Class III director for the balance of Ms. Luckyn-Malone's term, until the 1998 Annual Meeting of Stockholders and until her successor is elected and qualifies. The directors each serve for their elected terms and until their respective successors are elected and qualify.

    At each Annual Meeting of Stockholders, the directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the directors whom they succeed and shall be elected to serve until the third succeeding Annual Meeting of Stockholders subsequent to their election and until their successors are elected and qualify.

    The election of each person nominated as a director requires the vote of a plurality of all the votes cast at a meeting of the stockholders duly called and at which a quorum is present. Each share of Common Stock may be voted for as many individuals as there are directors to be elected.

Abstentions will be counted toward the presence of a quorum but will not count as votes cast and therefore will have no effect on the result of the vote. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH NOMINEE.

    The following table sets forth certain information concerning the directors of the Fund who have been nominated to continue to serve as Class II or, as relevant, Class III directors of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupations listed in the following table for more than five years, but not necessarily in the same capacity.

NOMINEES

    A. Nominee to serve as Class III director until the 1998 Annual Meeting of
       Stockholders:

                                                                                 DIRECTOR OF
                                                                                     THE          SHARES OF
                                                                                 FUND (WHICH    COMMON STOCK
                                                                                  COMMENCED      OF THE FUND
                                                                                 OPERATIONS     BENEFICIALLY
   NAME, AGE AND ADDRESS                 PRINCIPAL OCCUPATIONS AND                12/31/93)       OWNED AT
        OF NOMINEE                         PUBLIC DIRECTORSHIPS                     SINCE       APRIL 8, 1997
--------------------------------------------------------------------------------------------------------------
Louise Croset*, 41           First Vice President and Director, Schroder            1/16/97            None
(1), (4)                     Capital Management International Inc.; First Vice
                             President and Director, Schroder Capital
                             Management International Ltd.; 1987-1993, Vice
                             President, Wellington Management Co.

    B.  Nominees to serve as Class II directors until the 2000 Annual Meeting of
       Stockholders:

                                                                                 DIRECTOR OF
                                                                                     THE          SHARES OF
                                                                                 FUND (WHICH    COMMON STOCK
                                                                                  COMMENCED      OF THE FUND
                                                                                 OPERATIONS     BENEFICIALLY
   NAME, AGE AND ADDRESS                 PRINCIPAL OCCUPATIONS AND                12/31/93)       OWNED AT
        OF NOMINEE                         PUBLIC DIRECTORSHIPS                     SINCE       APRIL 8, 1997
--------------------------------------------------------------------------------------------------------------
John I. Howell, 80           Trustee, Schroder Capital Funds, Schroder Capital     11/16/93           1,000
(2), (3)                     Funds (Delaware) and Schroder Capital Funds II;
                             Honorary Director, American International Group;
                             Director, American International Life Assurance
                             Company of New York; since 1996, Trustee,
                             Schroder Series Trust (formerly WSIS Series
                             Trust); private consultant since 1987.

                                                                                 DIRECTOR OF
                                                                                     THE          SHARES OF
                                                                                 FUND (WHICH    COMMON STOCK
                                                                                  COMMENCED      OF THE FUND
                                                                                 OPERATIONS     BENEFICIALLY
   NAME, AGE AND ADDRESS                 PRINCIPAL OCCUPATIONS AND                12/31/93)       OWNED AT
        OF NOMINEE                         PUBLIC DIRECTORSHIPS                     SINCE       APRIL 8, 1997
--------------------------------------------------------------------------------------------------------------
David M. Salisbury*, 45      Vice Chairman of the Fund; Chairman, Chief             11/5/93           1,650
(1), (4)                     Executive and Director, Schroder Capital
                             Management International Inc. and Schroder
                             Capital Management International Ltd.; Director
                             and Chairman, Schroder Investment Management Ltd.
                             (Joint Chief Executive 1995-1996); Director,
                             Schroder Capital Management Inc. (Chairman
                             1995-1997); Director of various offshore
                             investment funds for which an affiliate of
                             Schroders plc serves as investment manager; since
                             1996, Director, Schroder Incorporated (investment
                             adviser) and Schroder Investment Management
                             (Japan) Ltd.; since 1995, Director, Schroder
                             Investment Management (Europe) Ltd.; 1989-1996,
                             Director, Dimensional Fund Advisors Inc.
                             (investment adviser) and DFA Securities, Inc.
                             (broker-dealer).

CONTINUING DIRECTORS

    The following table sets forth certain information regarding the Class I and Class III directors, whose terms continue, in the case of the Class I directors, until the 1999 Annual Meeting of Stockholders and, in the case of the Class III directors (other than Ms. Croset), until the 1998 Annual Meeting of Stockholders.

CLASS I

                                                                                 DIRECTOR OF
                                                                                     THE          SHARES OF
                                                                                 FUND (WHICH    COMMON STOCK
                                                                                  COMMENCED      OF THE FUND
                                                                                 OPERATIONS     BENEFICIALLY
   NAME, AGE AND ADDRESS                 PRINCIPAL OCCUPATIONS AND                12/31/93)       OWNED AT
        OF DIRECTOR                        PUBLIC DIRECTORSHIPS                     SINCE       APRIL 8, 1997
--------------------------------------------------------------------------------------------------------------
Peter E. Guernsey, 75        Trustee, Schroder Capital Funds, Schroder Capital     11/16/93            None
(2), (3)                     Funds (Delaware) and Schroder Capital Funds II;
                             since 1986, insurance consultant; prior thereto,
                             Senior Vice President, Marsh & McLennan, Inc.
                             (insurance brokers).

I. Peter Sedgwick*, 61       Chairman of the Fund; Director and Chairman,           11/5/93           1,680
(5)                          Schroder Wertheim & Co. Inc.; since 1996,
                             President and Chief Executive Officer of
                             Schroders Incorporated, Chairman, Schroder
                             Securities Limited; since 1995, Vice Chairman,
                             Schroders plc, Chairman, Schroder International
                             Limited, and Non-Executive Director, Singleton
                             Birch Limited; since 1994, Non-Executive Chair-
                             man, Severn Trent MIS Trustees Limited and Severn
                             Trent WPS Trustees Limited; since 1992, Chairman,
                             New City and Commercial Investment Trust plc;
                             since 1991, Director, The Equitable Life
                             Assurance Society, and Non-Executive Director,
                             INVESCO Blue Chip Trust plc; 1984-1995, Director,
                             Schroder Capital Management International Inc.
                             (Chairman 1987-1995, Chief Executive 1982-1987);
                             1985-1996, Director, Schroder Investment
                             Management Ltd. (Chief Executive 1985-1994);
                             1989-1995, Chairman and Director, Schroder
                             Capital Management International Ltd., and
                             Director, Church, Charity & Local Authority Fund
                             Managers (investment advisers); Director, various
                             offshore investment funds for which an affiliate
                             of Schroders plc serves as investment manager.

CLASS III

                                                                                 DIRECTOR OF
                                                                                     THE          SHARES OF
                                                                                 FUND (WHICH    COMMON STOCK
                                                                                  COMMENCED      OF THE FUND
                                                                                 OPERATIONS     BENEFICIALLY
   NAME, AGE AND ADDRESS                 PRINCIPAL OCCUPATIONS AND                12/31/93)       OWNED AT
        OF DIRECTOR                        PUBLIC DIRECTORSHIPS                     SINCE       APRIL 8, 1997
--------------------------------------------------------------------------------------------------------------

William L. Means, 60         1983-1994, Chief Investment Officer, Alaska            2/10/95           1,000
(2), (3)                     Permanent Fund Corporation; 1973-1983, Investment
                             Officer, State of Alaska, Department of Revenue,
                             Treasury Division; 1960-1973, Security Pacific
                             National Bank.

Madelon DeVoe Talley,        Since 1986, Vice Chairman, W.P. Carey & Co.           11/16/93           1,000
65 (2), (3)                  (asset manager); since 1987, Board Member and
                             Trustee, Smith Barney Equity Funds, Income Funds
                             and Trak Fund (mutual funds); since 1990,
                             Director, Global Asset Management Funds, Inc.
                             (mutual fund); since 1993, Director, Alliance
                             Capital Management L.P. (investment adviser);
                             since 1994, Director, Laidlaw Covenant Fund
                             (mutual fund); since 1995, Commissioner, The Port
                             Authority of New York and New Jersey; since 1996,
                             Trustee, Schroder Series Trust (formerly WSIS
                             Series Trust); 1990-1996, Director, Biocraft
                             Laboratories (generic drugs); 1993-1996,
                             marketing consultant, Three Cities Research
                             (venture capital).

------------------------

* "Interested person," as defined by Section 2(a)(19) of the Investment Company Act of 1940, of the Fund.

(1) Director, officer, employee or stockholder of Schroder Capital Management International Inc.

(2) Member of Audit Committee and Nominating Committee of the Board of
    Directors.

(3) Address: c/o Schroder Asian Growth Fund, Inc., 787 Seventh Avenue, 34th Floor, New York, New York 10019.

(4) Address: Schroder Capital Management International Inc., 33 Gutter Lane, London, England EC2V 8AS.

(5) Address: Schroder Wertheim & Co., 787 Seventh Avenue, 5th Floor, New York, New York 10019.

    COMMITTEE AND BOARD MEETINGS. The Board of Directors has a standing Audit Committee and Nominating Committee, each of which consists of the directors who are not "interested persons" of the Fund (the "Independent Directors") within the meaning of the 1940 Act. The principal purpose of the Audit Committee is to recommend to the Board of Directors the firm of independent accountants to conduct the Fund's annual audit, as well as to review the scope of the annual audit conducted by the Fund's independent accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The principal purpose of the Nominating Committee is to recommend proposed nominees to serve as directors of the Fund.

    The Nominating Committee does not presently consider nominees recommended by stockholders. However, stockholders may nominate persons for election to the Board of Directors at an annual meeting of the Fund by delivering proper and timely notice thereof in writing to the Secretary of the Fund.

    During the fiscal year ended October 31, 1996, the Board of Directors held eight meetings. Each then-incumbent director, except for I. Peter Sedgwick, attended at least 75% of the total number of meetings of the Board of Directors, and each then-incumbent director attended at least 75% of the total number of meetings of the committees on which they served. Louise Croset was elected to the Board of Directors on January 16, 1997 to fill the vacancy created by the resignation of Laura Luckyn-Malone, who resigned from the Board of Directors effective January 15, 1997. During the fiscal year ended October 31, 1996, the Audit Committee held three meetings and the Nominating Committee did not meet.

    COMPENSATION OF DIRECTORS. Schroder Capital Management International Inc. ("SCMI"), the investment adviser to the Fund, pays all compensation of each director of the Fund who is affiliated with SCMI or any of its affiliates, including the Fund, except that the Fund bears the out-of-pocket expenses of such directors to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof. The Fund pays each director not affiliated with SCMI an annual fee of $7,500 plus $500 per meeting attended, together with such director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $59,932 for the fiscal year ended October 31, 1996.

    The following table sets forth, for the periods indicated, the compensation paid by the Fund to its directors and certain officers and the aggregate compensation paid by all investment companies managed or advised by SCMI to the directors and such officers:

                               COMPENSATION TABLE

                         Fiscal Year Ended October 31, 1996

                                                                      PENSION OR       TOTAL COMPENSATION
                                                    AGGREGATE     RETIREMENT BENEFITS      FROM FUND
                                                   COMPENSATION     ACCRUED AS PART         COMPLEX*
NAME                                              FROM THE FUND    OF FUND EXPENSES    PAID TO DIRECTORS
------------------------------------------------  --------------  -------------------  ------------------

Louise Croset+..................................       None              None                 None

Peter E. Guernsey...............................   $  13,000             None              $ 18,750

John I. Howell..................................   $  13,000             None              $ 21,500

Laura E. Luckyn-Malone+.........................       None              None                 None

William L. Means................................   $  13,000             None              $ 13,000

David M. Salisbury..............................       None              None                 None

I. Peter Sedgwick...............................       None              None                 None

Madelon DeVoe Talley............................   $  12,500             None              $ 15,250

------------------------

* In addition to the Fund, the "Fund Complex" includes (a) Schroder Capital Funds, Schroder Capital Funds (Delaware) and Schroder Capital Funds II, and their series funds, which are Schroder International Fund, Schroder U.S. Equity Fund, Schroder U.S. Smaller Companies Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Fund and Schroder International Bond Portfolio, and (b) Schroders Series Trust (which during the fiscal year ended October 31, 1996 was named the WSIS Series Trust) and its series funds Schroder Equity Value Fund, Schroder Small Capitalization Value Fund, Schroder High Yield Income Fund, Schroder Investment Grade Income Fund, and Schroder Short-Term Investment Fund.

+ Ms. Luckyn-Malone resigned from the Board of Directors effective January 15, 1997; Ms. Croset was elected to the Board of Directors on January 16, 1997.

    EXECUTIVE OFFICERS OF THE FUND. The following table sets forth certain information concerning the executive officers of the Fund. Officers of the Fund are elected and appointed by the Board of Directors of the Fund and hold office until the next annual meeting of the Board of Directors and until such officers' successors are elected and qualify.

                                                                                             SHARES OF
                                                                                            COMMON STOCK
                                                                                            OF THE FUND
                                                                                            BENEFICIALLY
                                                                                 EXECUTIVE    OWNED AT
      NAME, AGE AND OFFICE                    PRINCIPAL OCCUPATIONS               OFFICER     APRIL 8,
          WITH THE FUND                       DURING PAST FIVE YEARS               SINCE        1997
--------------------------------------------------------------------------------------------------------

Heather F. Crighton, 30            Vice President, SCMI and Schroder Capital      6/23/94       None
  Vice President                   Management International Ltd.; 1988-1992,
                                   Portfolio Manager, Mercantile and General
                                   Reinsurance Co.

Louise Croset, 41                  First Vice President and Director, SCMI;       1/16/97       None
  President and Director           First Vice President and Director, Schroder
                                   Capital Management International Ltd.;
                                   1987-1993, Vice President, Wellington
                                   Management Co.

Margaret H.                        Secretary, Senior Vice President and General   11/7/93       340
Douglas-Hamilton, 55               Counsel, Schroders Incorporated; Secretary,
  Secretary                        SCMI, Schroder Fund Advisors Inc., Schroder
                                   Structured Investments Inc., Schroder
                                   Venture Managers Inc., and Boston Waterfront
                                   Corp.; Vice President, Schroder Capital
                                   Funds, Schroder Capital Funds (Delaware) and
                                   Schroder Capital Funds II.

Robert Jackowitz, 30               Comptroller and Vice President, SCMI; Vice     11/7/93       None
  Treasurer                        President and Assistant Treasurer, Schroders
                                   Incorporated; Treasurer, Schroder Fund
                                   Advisors Inc., Schroder Capital Funds,
                                   Schroder Capital Funds (Delaware) and
                                   Schroder Capital Funds II.

Catherine A. Mazza, 37             Since 1996, First Vice President, SCMI (Vice   1/16/97       None
  Vice President and               President since 1994); Vice President of
  Assistant Secretary              Schroder Capital Funds, Schroder Capital
                                   Funds (Delaware) and Schroder Capital Funds
                                   II; Vice President of Schroder Series Trust
                                   (Clerk 1995-1996); President, Schroder Fund
                                   Advisors Inc.; 1985-1994, Vice President,
                                   Alliance Capital.

                                                                                            SHARES OF
                                                                                          COMMON STOCK
                                                                                           OF THE FUND
                                                                              EXECUTIVE   BENEFICIALLY
         NAME, AGE AND OFFICE                   PRINCIPAL OCCUPATIONS          OFFICER      OWNED AT
             WITH THE FUND                     DURING PAST FIVE YEARS           SINCE     APRIL 8, 1997
--------------------------------------------------------------------------------------------------------

Alexandra Poe, 36                        Vice President, SCMI; Senior Vice     11/26/96          None
  Assistant Secretary                    President and Fund Counsel,
                                         Schroder Fund Advisors Inc.; Clerk,
                                         Schroder Series Trust; Vice
                                         President and Secretary, Schroder
                                         Capital Funds, Schroder Capital
                                         Funds (Delaware) and Schroder
                                         Capital Funds II; 1994-1996,
                                         Associate, Gordon Altman Butowsky
                                         Weitzen Shalov & Wein; 1989-1994,
                                         Citibank Global Asset Management.

Mark J. Smith, 35                        Senior Vice President and Director,    11/7/93          None
  Vice President                         SCMI and Schroder Capital
                                         Management International Ltd.; Vice
                                         President and Director, Schroder
                                         Fund Advisors Inc.; Trustee and
                                         President, Schroder Capital Funds,
                                         Schroder Capital Funds (Delaware)
                                         and Schroder Capital Funds II;
                                         Deputy Group Operations Director,
                                         Schroder Investment Management
                                         Ltd.; Director, various offshore
                                         investment funds for which an
                                         affiliate of Schroders plc serves
                                         as investment manager.

    At April 8, 1997, the directors and officers of the Fund as a group (12 persons) owned an aggregate of 6,670 shares, less than 1% of the outstanding shares of Common Stock of the Fund.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

    On the recommendation of the Audit Committee, the Board of Directors of the Fund and by separate action a majority of the Independent Directors have unanimously selected the firm of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") as independent accountants to audit the financial statements of the Fund for the fiscal year ending October 31, 1997. Such selection is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted for ratifying the selection of Coopers & Lybrand.

    Representatives of Coopers & Lybrand are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives will be available to respond to appropriate questions.

    The Fund knows of no direct or indirect financial interest of Coopers & Lybrand in the Fund. Coopers & Lybrand also serves as the independent accountants for other funds advised by SCMI, as well as for SCMI and the other subsidiaries of Schroders plc. The Board of Directors of the Fund considered the fact that Coopers & Lybrand has been retained as the independent accountants for these other entities in its evaluation of the ability of Coopers & Lybrand to also function in that capacity for the Fund.

    Ratification of the selection of independent accountants requires the affirmative vote of a majority of all the votes cast at a meeting of the stockholders duly called and at which a quorum is present. Abstentions will be counted toward the presence of a quorum but will not count as votes cast and therefore will have no effect on the result of the vote. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND AS INDEPENDENT ACCOUNTANTS.

                             ADDITIONAL INFORMATION

    The presence at the Meeting, in person or by proxy, of holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast at the Meeting constitutes a quorum for the transaction of business. Shares as to which a valid proxy is signed and returned, including any proxies marked "Withhold" as to the election of directors or "Abstain" as to any other matter, will be counted as present for purposes of determining the existence of a quorum at the Meeting. "Broker non-votes" with respect to shares of Common Stock are those shares for which a valid proxy has been returned by a broker-dealer firm, as record holder, without casting a vote on non-routine matters for which such firm is not authorized to vote. However, because the matters described in Items 1 and 2 of the Notice of Meeting are routine, there can be no "broker non-votes" with respect to these matters. If a broker-dealer firm returns a valid proxy but does not vote or abstain, the shares are deemed present for purposes of determining the existence of a quorum and the proxy may be voted in the proxy holders' discretion in accordance with their best judgment.

    In the absence of a quorum, the holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy or, if no stockholder entitled to vote is present in person or by proxy, any officer present and entitled to preside or act as secretary of the Meeting may adjourn the Meeting SINE DIE or from time to time without further notice to a date not more than 120 days after April 8, 1997. Any business that might have been transacted at the Meeting may be transacted at any such adjourned meeting at which a quorum is present.

    The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from their customers and clients, grant authority to the proxies designated by the Fund to vote on the items to be considered at the Meeting if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

    While the Fund is a Maryland corporation, certain of its directors and officers are non-residents of the United States and have all, or a substantial part, of their assets located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such directors or officers within the United States or effectively to enforce judgments of courts of the United States predicated upon civil liabilities of such directors or officers under the federal securities laws of the United States. In addition, such civil remedies as are afforded by the federal securities laws of the United States may not be enforceable in the United Kindgom, the residence of the non-U.S. resident directors and officers of the Fund.

    The Fund's investment adviser is Schroder Capital Management International Inc., 787 Seventh Avenue, 34th Floor, New York, New York 10019. The Fund's administrator is Princeton Administrators, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The Fund's custodian is The Chase Manhattan Bank, N.A., Global Custody Division, Chase MetroTech Center, Brooklyn, New York 11245. The Fund's transfer agent is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

    The expense of preparing, printing and mailing the enclosed form of proxy and accompanying Notice of Meeting and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicitated in person or by telephone. The Fund has retained at is expense Tritech Services to perform certain proxy solicitation services in respect of the Meeting, for a fee of $2,500, together with reimbursement of such firm's expenses. The address of Tritech Services is Four Corporate Place, Corporate Park 287, Piscataway, New Jersey 08854.

    The Fund sends annual and quarterly reports to stockholders. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, TO STOCKHOLDERS UPON REQUEST TO THE FUND'S ADMINISTRATOR, PRINCETON ADMINISTRATORS, L.P., 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536 (OR CALL 1-800-688-0928).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Pursuant to Section 30(f) of the 1940 Act, officers and directors of the Fund and officers and directors of SCMI are required to file with the Securities and Exchange Commission reports under Section 16 of the Securities Exchange Act of 1934, as amended, with respect to their beneficial ownership of shares of Common Stock of the Fund. Based solely upon a review of copies of such reports received by it, for its fiscal year ended October 31, 1996, the Fund states that a late filing of a Form 3 initial statement of beneficial ownership was made with respect to the following persons, each of whom, to the knowledge of the Fund, has made such filing and timely made all other required reports with respect to their beneficial ownership of shares of Common Stock of the Fund:
Phillipa Gould, a Senior Vice President and director of SCMI since July 11, 1996, did not hold any shares of Common Stock at the time of her filing on Form
3. SCMI, the investment adviser to the Fund, acquired 7,100 shares of Common Stock prior to the date of the Fund's initial public offering in order to provide the required "seed" money for the Fund, and also filed a Form 3 to such effect. The Fund believes that for such fiscal year all other required filings were timely made.

PROPOSALS OF STOCKHOLDERS

    Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by December 18, 1997.

                                              By Order of the Board of Directors

                                                            [LOGO]

                                             Margaret H. Douglas-Hamilton

                                                      Secretary

New York, New York
Dated: April 17, 1997

                           SCHRODER ASIAN GROWTH FUND, INC.

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                    Annual Meeting of Stockholders - June 3, 1997

The undersigned stockholder of Schroder Asian Growth Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Mr. David M. Salisbury and Mr. I. Peter Sedgwick and each of them, as the proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at 787 Seventh Avenue, Fourth Floor Auditorium, New York, New York 10019, on June 3, 1997 at 2:30 p.m., Eastern time, and any adjournment or postponement thereof and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of notice of the meeting and of the accompanying Proxy Statement and revokes any proxy previously given with respect to the meeting.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed on the reverse side.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.






    HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

-------------------------------                ------------------------------

-------------------------------                ------------------------------

-------------------------------                ------------------------------

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                          With-   For All
1)  The election of all  nominees as Directors.    For    hold    Except
                                                   / /    / /      / /
    Nominees:

    Class II Directors (to serve until the 2000 Annual Meeting of
    Stockholders):

         John I. Howell, David M. Salisbury

    Class III Director (to serve until the 1998 Annual Meeting of
    Stockholders):

         Louise Croset

         If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through that nominee's name. Your shares will be voted for the remaining nominees.



    2)   Ratification of the selection of Coopers      For  Against   Abstain
         & Lybrand L.L.P. as independent accountants   / /    / /      / /
         for the fiscal year ending October 31, 1997.

    3) The proxies are authorized to vote in their discretion in accordance with their best judgment on any other business which may properly come before the meeting or any adjournments or postponements thereof.

------------------------------------------------------------------------------
Please be sure to sign and date this Proxy. Please sign exactly as your name or names appear on this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer, please give your full title as such.

                                         -----------
                                         Date
----------------------------------------------------
                                                      RECORD DATE SHARES:

Shareholder sign here        Co-owner sign here
----------------------------------------------------

    Mark box at right if comments or address change     / /
    have been noted on the reverse side of this card.